File No. 2-84012
                                                811-3752
                                            Rule 14(c)-5


August 6, 1998


VIA EDGAR

Filing Desk Stop 1-4
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549-1004

            Re:  The Managers Funds
                (File Nos. 2-84012 and 811-3752)
                 Definitive Information Statement
            ---------------------------------------

Commissioners:

      On behalf of The Managers Funds, a Massachusetts business trust (the "Trust") registered as an open-end management investment company under the Investment Company Act of 1940, as amended, enclosed for filing in accordance with Rule 14(c)-5 under the Securities Exchange Act of 1934, as amended, is a definitive information statement prepared for Managers Capital Appreciation Fund (the "Fund"), a series of the Trust. This information statement has been prepared in accordance with a Securities and Exchange Commission exemptive order received by the Trust (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Trust's manager to hire new sub-advisers or to make changes to existing sub-advisory agreements with the approval of the Trustees of the Trust, but without shareholder approval. Enclosed please find an information statement and cover letter for the Fund.

      The information statement describes a new sub-advisory agreement between The Managers Funds, L.P., the investment manager for the Trust, and one of the current sub-advisers for the Fund. The new agreement was necessary because of a change in the ownership structure of the managing member of the sub-adviser which could be considered to result in an "assignment" of the previous agreement.

     No filing fees are included in connection with this filing.

      The Trust intends to mail definitive copies of this information statement on or about August 6, 1998. Please direct questions or comments regarding this filing to Judith L. Shandling, Esquire of Shereff, Friedman, Hoffman & Goodman, LLP at (212) 891-9459.

                           Sincerely,
                           /s/Donald S. Rumery
                           Donald S. Rumery
                           Secretary

cc:  Judith L. Shandling, Esq.

                   SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934
                       (Amendment No.   )



Check the appropriate box:

[   ]     Preliminary Information Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14c-5(d)(2))
[ X ]     Definitive Information Statement


     _____________The Managers Funds_________________
     (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No Fee Required.
[   ]     Fee computed on table below per Exchange Act
          Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

          ___________________________________________________

     2) Aggregate number of securities to which transaction applies:

          ___________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ___________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ___________________________________________________

     5)   Total fee paid:

          ___________________________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ___________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ___________________________________________________

     3)   Filing Party:

          ___________________________________________________

     4)   Date Filed:

          ___________________________________________________

August, 1998




Dear Shareholder of Managers Capital Appreciation Fund:

The enclosed information statement details a recent transaction involving the parent company of the managing member of one of the current sub-advisers of Managers Capital Appreciation Fund. Affiliated Managers Group, Inc. ("AMG") is the managing member of Essex Investment Management Co., LLC ("Essex"), a sub-adviser for Managers Capital Appreciation Fund. A group of equity funds managed by TA Associates, Inc. ("TA") is the largest equity investor in AMG. At the end of May, 1998, two transactions occurred: the largest stockholder of AMG, TA Associates, Inc. ("TA"), consummated a transaction in which one of the private equity funds associated with TA distributed a portion of its holdings, resulting in a reduction in the amount of voting securities in AMG held by TA and a holder of non-voting shares in AMG converted those shares to voting shares in AMG. Under federal securities regulations, these transactions could be considered to represent a "change in control" of AMG, and ultimately Essex, and required the approval of a new sub-advisory agreement by the Trustees of The Managers Funds. The Board of Trustees approved the new agreement at a meeting on June 8, 1998.

This change in ownership is not expected to impact either the investment process or the day-to-day operations of Essex. Furthermore, there have been no changes in the senior investment personnel of Essex who were responsible for managing Managers Capital Appreciation Fund as a result of the transaction.

As a matter of regulatory compliance, we send you this information statement which describes the management structure of the Fund, and the details of the new ownership structure of the managing member of Essex, as well as the terms of the sub-advisory agreement which your Trustees have approved.

Please feel free to call us at (800) 835-3879 should you have any questions on the enclosed information statement. We thank you for your continued interest in The Managers Funds.

Sincerely,
/s/Robert P. Watson
Robert P. Watson
President

                       THE MANAGERS FUNDS

               MANAGERS CAPITAL APPRECIATION FUND

                       40 RICHARDS AVENUE
                   NORWALK, CONNECTICUT  06854
                  ____________________________

                      INFORMATION STATEMENT
                  ____________________________

       This information statement is being provided to the shareholders of Managers Capital Appreciation Fund in lieu of a proxy statement, pursuant to the terms of an exemptive order the Trust has received from the Securities and Exchange Commission which permits the Trust's manager to hire new sub-advisers and to make changes to existing sub-advisory contracts with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      Essex Investment Management Co., LLC, one of the sub-advisers of Managers Capital Appreciation Fund, has agreed to bear the costs associated with preparing and distributing this information statement, which will be mailed on or about August 6, 1998.

THE TRUST

       Managers Capital Appreciation Fund (the "Capital Appreciation Fund") is an investment portfolio of The Managers Funds, a Massachusetts business trust (the "Trust"). The Trust has entered into an investment management agreement with The Managers Funds, L.P. (the "Manager"), dated August 17, 1990 (the "Management Agreement"). Under the Management Agreement, it is the responsibility of the Manager to select, subject to review and approval by the Trustees, one or more sub-advisers (the "Sub-Advisers") to manage the portfolio of each investment portfolio of the Trust (each a "Fund"), to review and monitor the performance of these Sub-Advisers on an ongoing basis, and to recommend changes in the roster of Sub-Advisers to the Trustees as appropriate. The Manager is responsible for allocating the Fund's assets among the Sub-Advisers for each Fund that has more than one Sub-Adviser. The portion of a Fund's assets managed by a Sub-Adviser may be adjusted from time to time in the sole discretion of the Manager, and it is possible that an approved Sub-Adviser may not manage any portion of the Fund's assets. The Manager is also responsible for conducting all business operations of the Trust, except those operations contracted to the custodian or transfer agent. As compensation for its services, the Manager receives a fee from each Fund, out of which the Manager renders all fees payable to the Sub-Advisers of that Fund. The Funds, therefore, pay no fees to the Sub-Advisers.

      The Manager recommends Sub-Advisers for the Funds to the Trustees based upon its continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

      The Sub-Advisers do not provide any services to the Funds except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Sub-Adviser, or its affiliated broker-dealer, if any, may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by
Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder.

THE SUB-ADVISORY AGREEMENT

      Essex Investment Management Co., LLC ("Essex") (or its predecessor) has served as one of the sub-advisers to Managers Capital Appreciation Fund since March 11, 1997, pursuant to a Sub-Advisory Agreement dated March 10, 1997, subsequently amended and dated March 20, 1998 (the "Previous Agreement"). Husic Capital Management is also a Sub-Adviser to a portion of the Capital
Appreciation   Fund.    The  Previous  Agreement   provides   for
automatic termination of the Agreement in the event of its "assignment," as defined in the 1940 Act. Affiliated Managers Group, Inc. ("AMG") is the managing member of Essex. Until the end of May, 1998, in excess of 26% of AMG's voting securities were controlled by TA Associates, Inc. ("TA"), the largest equity investor in AMG. However, at the end of May, 1998, one of the private equity funds associated with TA distributed a portion of its holdings of AMG's common stock to investors and shares of AMG's non-voting common stock were converted by their holder into
voting   common  stock  (the  "Transaction").   The   Transaction
resulted in a reduction in the percentage of voting securities in AMG held by TA below the level that is presumed to constitute
control.   This Transaction, under the 1940 Act, could  therefore
be considered to constitute a change in control in AMG, and a resulting change of control in Essex. It could therefore be deemed to be a legal "assignment," and, as such, would terminate the Previous Agreement. At a meeting held on June 8, 1998, the Trustees, including a majority of the non-interested Trustees (those Trustees who are not parties to the new agreement or interested persons of such parties), approved a new Sub-Advisory Agreement with Essex for the Capital Appreciation Fund (the "New
Agreement").   During the period from May 31, 1998 (the  date  of
the Transaction) to June 8, 1998, Essex performed portfolio management services without a fee and the Manager waived the portion of its fee from the Capital Appreciation Fund that it would otherwise have paid to Essex.

      Under the Management Agreement, the Capital Appreciation Fund pays the Manager a fee equal to 0.80% of the Fund's average daily net assets. From this amount, the Manager has paid (under the Previous Agreement) and will continue to pay (under the New Agreement) Essex a fee of 0.40% of the average daily net assets under Essex's management for the Capital Appreciation Fund. For the fiscal year ended December 31, 1997, the Capital Appreciation Fund paid the Manager $797,930, of which the Manager paid Essex Investment Management Co., LLC $156,460, for the Capital Appreciation Fund.

     Apart  from  a  change  in the date, the  New  Agreement  is
identical  to  the  Previous Agreement.   The  New  Agreement  is
attached to this information statement as Exhibit A.

INFORMATION ON ESSEX

      Following is a description of Essex, which is based on information provided by Essex. Essex is not affiliated with the Manager.

ESSEX INVESTMENT MANAGEMENT CO., LLC
125 High Street, 29th Floor
Boston, Massachusetts  02110-2702

      The predecessor of Essex Investment Management Co., LLC was formed in 1976, and, Essex is 68% owned by AMG and the employees of Essex, with AMG being the managing member and owning a majority of the profits. Prior to the Transaction, in excess of 26% of AMG's voting securities were controlled by TA Associates, Inc., the largest equity investor in AMG.

      AMG, the managing member of Essex, is a publicly-traded Delaware corporation which acquires interests in investment management firms. AMG maintains its offices at Two International Place, 23rd Floor, Boston, Massachusetts 02110. TA Associates, Inc., and the group of private equity funds managed by TA, is located at High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts.

      The  name  and  principal occupation of the  directors  and
principal  executive officers of Essex are set forth below.   The
address of each is that of Essex.

NAME                   POSITION

Joseph C. McNay        Chief Investment Officer, Chairman and
                       Portfolio Manager
Stephen D. Cutler      President and Portfolio Manager
Stephen R. Clark       Executive Vice President, Treasurer and
                       Portfolio Manager
Colin McNay            Vice President and Portfolio Manager
R. Daniel Beckham      Vice President, Portfolio Manager and
                       Director of Marketing
Christopher P. McConnell  Vice President, Chief Financial Officer


Essex does not act as an investment adviser to any other investment company which has similar objectives to the Capital
Appreciation Fund.


BOARD OF TRUSTEES' RECOMMENDATION

      Essex advised the Trust that the Transaction was not expected to result in any material change in the portfolio management of the Fund by Essex. Thus, the Transaction was not expected to result in any changes from the past investment approaches or styles of Essex.

      In approving the New Agreement, the Trustees, at an in-person meeting held on June 8, 1998, considered a number of factors, including (i) the nature and quality of the services that will continue to be rendered by Essex to the Fund; (ii) the representations by Essex to the Trustees that Essex expects that it will continue to operate with substantially similar senior investment personnel, and that the same persons who had historically been responsible for the investment policies of Essex will continue to direct the investment policies of Essex, and there will be no dilution in the scope and quality of the advisory services which have been provided to the Fund as a result of the Transaction; (iii) that the fees payable by the Fund will not change as a result of the New Agreement; and (iv) the commitment of Essex to pay or reimburse the Fund for the expenses incurred in connection with the preparation and distribution of this information statement.

ADDITIONAL INFORMATION

OTHER MATTERS

      The  Manager,  located  at  40  Richards  Avenue,  Norwalk,
Connecticut   06854,  serves  as  investment  manager,  principal
underwriter and Administrator of the Trust.

      To the knowledge of the Trust, as of June 30, 1998, no person beneficially owned more than 5% of the Fund's outstanding shares. As of June 30, 1998, the directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

      As of June 30, 1998, Essex had no affiliated brokers to which it paid a commission, and it does not anticipate that Essex will pay any such commissions in 1998.

      The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.

     Copies of the most recent annual and semi-annual reports are available without charge. To obtain a copy, call or write the Manager, at 40 Richards Avenue, Norwalk, CT 06854, (800) 835-
3879.

                                        By Order of the Trustees,
                                        /s/Donald S. Rumery
                                        DONALD S. RUMERY
                                        Secretary



Dated: August 6, 1998


Exhibit A
---------

                     SUB-ADVISORY AGREEMENT


ATTENTION:     MALCOLM MACCOLL
               ESSEX INVESTMENT MANAGEMENT CO., LLC


     RE:       SUB-ADVISORY AGREEMENT


To whom it may concern:

The Managers Capital Appreciation Fund (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds, L.P. (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-
to-day  management  and  administration  of  the  Fund  and   the
coordination  of  investment  of  the  Fund's  assets.   However,
pursuant  to  the  terms  of the Management  Agreement,  specific
portfolio   purchases  and  sales  for  the   Fund's   investment
portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Sub-Advisor. The Manager, being duly authorized, hereby appoints and employs Essex Investment Management Company, LLC ("Sub-Advisor") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Advisor (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Advisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  Portfolio Management Duties.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Advisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies  and  restrictions as  stated  in  the  Fund's
     Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

     (b) The Sub-Advisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Advisor agrees that all records under the Act shall be the property of the Trust.

     (c) The Sub-Advisor shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Advisor shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

     (d) The Sub-Advisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

     (e) The Sub-Advisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Sub-Advisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Advisor, and for the selection of the markets on or in which the transactions will be executed.

     (a) In doing so, the Sub-Advisor's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Advisor to solicit competitive bids for each transaction, and the Sub-Advisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Advisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Advisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as
     amended) made available by the broker to the Sub-Advisor viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Advisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
     (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Advisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Advisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Advisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisors.

4. Information Provided to the Manager and the Trust and to the Sub-Advisor

     (a) The Sub-Advisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Advisor will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Advisor agrees that it will notify the Manager and the Trust in the event that the Sub-Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Advisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c) The Sub-Advisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Advisor's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Advisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Advisor acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

     (d) The Manager agrees to provide or cause to be provided to the Sub-Advisor on an ongoing basis, such information that is reasonably required by the Sub-Advisor for performance by the Sub-Advisor of its obligations under the Agreement, and the Sub-Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such required information and the Sub-Advisor relies on the information most recently furnished to the Sub-Advisor.

5. Compensation. The compensation of the Sub-Advisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Advisor, and the Sub-Advisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Sub-Advisor. The Manager acknowledges that the Sub-Advisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Advisor acts in good faith and provided further, that it is the Sub-Advisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Advisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services provided by it under this
Agreement.   The Sub-Advisor shall not be liable for any  act  or
omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Advisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Advisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Advisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Advisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on June 8, 1998 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Advisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Advisor or (iii) by the Sub-Advisor at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.



                            THE MANAGERS FUNDS, L.P.
                            BY: EAIMC HOLDINGS CORP.
                            General Partner

                            BY:  /s/Robert P. Watson
                                 -----------------------------

                            Its: President
                                 -----------------------------

                           DATE: June 29, 1998
                                 -----------------------------
ACCEPTED:

BY:  /s/Christopher P. McConnell
     ----------------------------------

Its: V.P. & C.F.O.
     ----------------------------------

DATE:June 9, 1998
     ----------------------------------


                            Acknowledged:
                            The Managers Funds

                            BY:  Donald S. Rumery
                                 -----------------------------

                            Its: Secretary/Treasurer
                                 -----------------------------

                            DATE:June 29, 1998
                                 -----------------------------











SCHEDULES:                  A.  Fee Schedule.

                           SCHEDULE A
                         SUB-ADVISOR FEE

For services provided to the Fund Account, The Managers Funds, L.P. will pay a base quarterly fee for each calendar quarter at an annual rate of 0.40% of average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily assets in the Fund Account during the calendar quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.